TLC The Laser Center Inc.
                            Form 10-K - Exhibit 23.1
                               Consent of Auditors

                  Consent of Independent Chartered Accountants

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-8162) of TLC The Laser Center Inc. of our report dated July 13, 1999, included in the 1999 Annual Report (Form 10-K) of TLC The Laser Center Inc.

Toronto, Canada                                          /s/ Ernst & Young
July 13, 1999                                            Chartered Accountants


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